united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Dr., Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 3/31/15

ITEM 1. REPORTS TO SHAREHOLDERS.

Semi-Annual Report
March 31, 2015

This report is for the shareholders of the Empiric 2500 Fund. Its use in connection with any offering of the Fund’s shares is authorized only in a case of concurrent or prior delivery of the Fund’s current prospectus.

Fellow Shareholders,

The NAV of the Fund’s Class “A” shares on March 31, 2015 was $34.70 per share. Cumulative and annualized returns are below.

Cumulative Returns%	Class A	Class A
Ended 03.31.15	(No Sales	(Max 5.75%
	Charges)	Charge	Class C	Benchmark1
Last 15 Years	339.22	313.94	–	84.03
Last 10 Years	85.24	74.61	–	116.10
Last 5 Years	50.48	41.81	44.90	96.51
Since Inception (A)	507.27	507.27	–	403.09
Since Inception (C)	–	–	62.29	112.11

Annualized Returns (%)
Last 15 Years	10.37	9.93	–	4.15
Last 10 Years	6.37	5.73	–	8.01
Last 5 Years	8.52	7.24	7.70	14.47
Since Inception (A)	9.93	9.93	–	8.68
Since Inception (C)	–	–	5.24	8.25

Short-term Returns (%)
Last 3 months	3.74	-2.23	3.54	5.17
Last 6 months	8.86	2.59	8.47	12.28
Last 12 months	10.71	4.34	9.88	10.07
Last 3 years (annualized)	16.17	13.89	15.30	16.11
Gross Expense Ratio	1.78	1.78	2.53	-

Prior to 09/30/2013, the Benchmark Index is the S&P 500. For periods after 09/30/2013, the Benchmark Index is the Russell 2500. For comparisons periods that straddle 09/30/2013, we use the S&P 500. For periods after 09/30/2013, we use the Russell 2500.

Performance data quoted represents past performance which does not guarantee future results. Investment returns and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. To obtain performance to the most recent month-end, please call 1.800.880.0324, or visit our website at www.EmpiricFunds.com. Class C shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Performance data shown with Max 5.75% charge reflects the maximum sales charge. Performance data shown with no sales charges does not reflect current maximum sales charge. Had the sales charges been included, the Fund’s returns would have been lower. Shaded areas indicate the highest comparative return for the period. Inception date for the Class A shares is 11/06/1995 and for the Class C shares 10/07/2005.

In considering the current investing environment, it’s best to begin with the macro picture. We are pleased that most of the indicators are positive right now, which indicates that the economy continues to improve.

On the quantitative side, the Leading Economic Index® (LEI) for the U.S., developed by Conference Board, increased 0.2 percent in March to 121.4 (with 2010 as the baseline at100). This follows a 0.1 percent increase in February, and a 0.2 percent increase in January.

The LEI includes such factors as average weekly work hours in the manufacturing sector; average weekly initial claims for unemployment insurance; manufacturers’ new orders for consumer goods and materials; building permits; stock market activity; and interest and credit factors.

On the qualitative side, the picture is a bit more mixed. Consumer confidence improved steadily through March, as the Consumer Confidence Index ® reached 101.4 (baseline 100 in 1985). This figure represented a continuation of strong improvement since 2011. However, the Index dipped in April to 95.2, according to the Conference Board. While that number is still robust compared to the last four years, it is something to watch.

Stocks, Bonds and Interest Rates

As we look at the stock market, we see little evidence of recession developing any time soon. The Dow, S&P 500, NASDAQ and mid-cap and smaller-cap indexes are all up on the year. In April, the indexes rebounded from small retreat in late-March. Again, this is important to watch because stock market downturns typically proceed recessions, as they shift in anticipation of lower earnings to come.

Bond yields are very low, and for the immediate future look like they may go lower, which would provide another prop for stocks. In fact, the Wall Street Journal reported on April 9 that Switzerland issued the first negative-yielding 10-year bond. Yes, investors are paying Switzerland to hold their money for 10 years.

Inflation in the U.S. and worldwide continues to be very well behaved, running at levels below the general central bank targets of 2%. Until inflation breaches central bank targets, “easy money” policies will likely continue.

With the U.S. dollar soaring and price of oil dropping during the first quarter (and, apparently, likely to stay in the lower range for a while), inflation in the U.S. is likely to continue to be weak. Additionally, with the world pursuing easy money policies, any hikes by the Federal Reserve will likely boost the dollar and hence reduce inflation even more.

Even if the Fed raises rates in June or September by 25 or 50 basis points, this will likely have little impact on the economy, in light of normal rates which likely would be close to 2-3 percent. We would be remiss, though, if we didn’t mention that while 25 to 50 basis points will have little impact on the economy, a rise in rates could cause some temporary market weakness depending upon how well the Fed conditions investors prior to its actions.

Besides the strong dollar as a reason for the Fed not to raise rates, the most recent payroll employment report showed surprising weakness. Only 126,000 more people found jobs in March, according to the U.S. Department of Labor. The economy needs about twice that to maintain momentum, so this slowdown makes it even more unlikely the Fed would raise interest rates to slow the economy.

We have noted repeatedly that the U.S. recovery has been the slowest on record. That probably means the economy can continue to grow without hitting constraints in the next year.

Value Versus Growth

In looking at the stock markets more closely, we were surprised recently when examining the Russell 2500 Value indices versus the Russell 2500 Growth indices. Over long periods of time, value trumps growth—all the studies and data confirm that result. From the study of price-to-earnings ratios by Sanjoy Basu in 1977 through today, we know of no study that didn’t document the superiority of value investing.

We see this within the two Russell indexes, too. Russell 2500 value stocks grew by 11.8% per year, while the growth stocks grew by only 10.0% per year since January of 1986. A dollar invested in Russell 2500 value grew to $25.95, while in growth a dollar invested grew to only $16.38.

That value stocks do better than growth stocks is not new, nor revelation. Value has historically trumped growth in all indices, and across all countries. For all these reasons, our research and our process are oriented to value.

But what we found so interesting is this: the last few years have probably been the longest period ever that growth stocks have outperformed value stocks. Growth stocks have outperformed value stocks in the last year, last three years, last five years, last 10 years, and last 13 years.

As a general rule, growth stocks do well when growth in earnings is difficult to come by. When there is a scarcity of earnings growth, investors are willing to pay a premium for companies that can demonstrate an ability to increase earnings. When the economy is doing reasonably well, there is no lack of stocks with growing earnings, so investors feel more comfortable with value stocks.

What are the implications of growth beating value in the last 13 years? In our opinion, it signals that we are probably long overdue for a long value run --- although in the same breath, we would note that we found forecasting value and growth periods to be impossible.

And yet, we know that markets move in cycles. We also know that when there is too much of a good thing in investing (think of the bubble in technology stocks in early 2000) the markets correct. We think it is likely that the superiority of value will reassert itself soon. Over each of the 13-year periods since 1986, value trumped growth almost 74% of the time, and over 10-year periods, 60% of the time.

The strategy we use to invest the fund portfolio is very much driven by value. We think we may be close to having tailwinds instead of headwinds for that strategy.

For the quarter, the five highest-return stocks for the Fund were Isle of Capri Casinos (ISLE), Molina Healthcare (MOH), Federated National Holding Co. (FNHC), Universal Insurance Holdings (UIH), and Huntington Ingalls Industries (HII) which represents 2.4%, 2.7%, 2.7%, 2.3%, and 2.9% of the portfolio net assets, respectively. The only common thread among them is that they were all bought cheaply in relation to their free cash flows and earnings.

The review:

• ISLE develops, owns and operates gaming facilities in seven states.

• MOL, still run by Joseph Molina M.D. (it’s almost always a good sign when the founder is still there), provides Medicaid solutions for low-income families and individuals. The company’s sales and earnings growth continue to be strong.

• FNHC writes insurance for homeowners and companies in Florida and a number of other states.

• Like FNHC, UIH underwrites property and casualty insurance, and like FNHC, UIH is doing well.

• HII builds, overhauls and repairs ships for the U.S. government. One wouldn’t think that would currently be a growth business, but HII is doing quite well.

All of these companies are still held by the Fund as this is written.

The five lowest-return stocks were Altisource Portfolio Solutions (ASPS), Pilgrim’s Pride (PPC), Strayer Education (STRA), ITT Educational Services (ESI), and EROS International (EROS) which represents 1.2%, 3.7%, 2.0%, 0.5%, and 0.6% of portfolio net assets, respectively. These stocks were purchased cheaply, too. (Remember, we are value oriented.)

But the performance of those stocks illustrates the point that buying cheaply may only tilts the odds in one’s favor, instead of eliminating all potential problems. The rundown:

• ASPS provides data for the real estate, mortgage and consumer debt industries. The stock is down since the company indicated it was in jeopardy of losing a large customer. We bought more when the stock was down, and the stock price has recovered much of its loss since the quarter’s end and we now have a gain on the stock.

• Pilgrim’s Pride is a large chicken producer, and its price has been affected by various outbreaks of avian flu in a number of states. We think that PPC is still a good bet.

• STRA provides undergraduate and graduate degree programs in business, accounting, information technology, education, and so forth at approximately 80 campuses.

• Like STRA, ESI provides 52 degree programs across a number disciplines. Both companies are struggling under new rules pushed by the Obama administration to protect students from predatory lending and dishonest promises from some for-profit higher education firms.

• Eros International produces Indian media and entertainment.

As this letter is being written, we still hold our loser stocks, too, with the exception of ESI, which was sold when it no longer met our value criteria.

In short, while there are clearly problems in the world, Greece (again), the Middle East (always), misbehaving Russia (nothing new) among others, we are still optimistic about stocks as we believe that the economic environment continues to be conducive to stock appreciation. We appreciate your confidence investing along with us.

Respectfully submitted,

Mark A. Coffelt, CFA	Loren M. Coffelt

The benchmarks used are the S&P 500 index and the Russell 2500 index. The S&P 500 is representative of the 500 largest companies in the U.S and is considered representative of the large capitalization U.S. universe. Prior to 09/30/2013 when we invested in large stocks, the S&P 500 was our primary benchmark. Beginning 09/30/2013 we shifted focus to small and mid-cap companies and use the Russell 2500 index which is the smallest 2500 companies in the Russell 3000. It is considered representative of small and mid-capitalization U.S. companies.

Investment Company Act File No. 4368-NLD-5/28/2015

Empiric 2500 Fund

PORTFOLIO REVIEW (Unaudited)

March 31, 2015

The Fund’s performance figures* for the periods ended March 31, 2015, compared to its benchmark:

	6 Months	1 Year Return	3 Year Return	5 Year Return	10 Year Return
Empiric 2500 Fund Class A	8.86%	10.71%	16.17%	8.52%	6.36%
Empiric 2500 Fund Class A with Load (a)	2.59%	4.34%	13.89%	7.24%	5.73%
Russell 2500 Total Return Index (b)	12.28%	10.07%	17.13%	15.48%	9.62%
*The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Advisor and the Fund have entered into an Expense Limitation Agreement under which the Advisor has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses,excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short and liquidity program fees), taxes, 12B-1 fees, acquired fund fees and expenses, and extraordinary expenses, do not exceed 1.73% for Class A, of the Fund’s average daily net assets through January 31, 2016. Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board of Trustees. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-888-839-7424.

(a)	Class A shares are subject to a maximum sales load of 5.75%, which decreases depending on the amount invested.
(b)	The Russell 2500 Total Return Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index.

Empiric 2500 Fund

PORTFOLIO REVIEW (Unaudited)

March 31, 2015

The Fund’s performance figures* for the periods ended March 31, 2015, compared to its benchmark:

	6 Month	1 Year Return	3 Year Return	5 Year Return	Since Inception **
Empiric 2500 Fund Class C	8.47%	9.88%	15.30%	7.70%	5.24%
Russell 2500 Total Return Index (a)	12.28%	10.07%	17.13%	15.48%	9.50%

*The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Advisor and the Fund have entered into an Expense Limitation Agreement under which the Advisor has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses,excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short and liquidity program fees), taxes, 12B-1 fees, acquired fund fees and expenses, and extraordinary expenses, do not exceed 1.73% for Class C, of the Fund’s average daily net assets through January 31, 2016. Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board of Trustees. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-888-839-7424.

** Inception Date is 10/7/2005

(a )The Russell 2500 Total Return Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index.

Empiric 2500 Fund

Portfolio Weightings (Unaudited)

March 31, 2015

The percentages in the above chart are based on the portfolio holdings as a percentage of net assets of the Fund as of March 31, 2015 and are subject to change.

Empiric 2500 Fund

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2015

Shares		Value
	COMMON STOCKS - 100.2%
	AUTO PARTS & EQUIPMENT - 6.8%
32,900	American Axle & Manufacturing Holdings, Inc. *	$849,807
32,800	Dana Holding Corp.	694,048
26,000	Tower International, Inc. *	691,600
		2,235,455
	COMMERCIAL SERVICES - 11.9%
19,000	ADT Corp.	788,880
12,400	Deluxe Corp.	859,072
24,014	ITT Educational Services, Inc. *	163,055
52,200	RPX Corp. *	751,158
35,300	RR Donnelley & Sons Co.	677,407
12,500	Strayer Education, Inc. *	667,625
		3,907,197
	COMPUTERS - 3.9%
10,100	Lexmark International, Inc. Cl. A	427,634
16,880	Science Applications International Corp.	866,788
		1,294,422
	DIVERSIFIED FINANCIAL SERVICES - 5.0%
31,200	Altisource Portfolio Solutions SA	401,544
11,800	INTL. FCStone, Inc.	350,814
20,500	Manning & Napier, Inc.	266,705
8,700	World Acceptance Corp.	634,404
		1,653,467
	ELECTRONICS - 2.3%
31,500	Sanmina Corp. *	761,985

	ENGINEERING & CONSTRUCTION - 2.3%
20,900	Argan, Inc.	755,953

	ENTERTAINMENT - 3.0%
10,600	Eros International PLC *	185,182
57,000	Isle of Capri Casinos, Inc. *	800,850
		986,032
	FOOD - 7.9%
54,400	Pilgrim’s Pride Corp. *	1,228,896
17,300	Sanderson Farms, Inc.	1,377,945
		2,606,841
	HEALTHCARE-SERVICES - 11.0%
1,570	Centene Corp. *	110,983
43,200	Health Net, Inc. *	2,613,168
13,400	Molina Healthcare, Inc. *	901,686
		3,625,837
	INSURANCE - 20.8%
25,000	American Equity Investment Life Holding Co.	728,250
7,000	AmTrust Financial Services, Inc.	398,895
40,700	Aspen Insurance Holdings, Ltd.	1,922,261
2,700	Erie Indemnity Co.	235,602
29,200	Federated National Holding Co.	893,520
13,736	HCI Group, Inc.	630,071
35,946	Maiden Holdings, Ltd.	533,079
31,000	Symetra Financial Corp.	727,260
30,100	Universal Insurance Holdings, Inc.	770,259
		6,839,197

See accompanying notes to financial statements.

Empiric 2500 Fund

SCHEDULE OF INVESTMENTS (Unaudited)(continued)

March 31, 2015

Shares		Value
	INTERNET - 1.5%
40,800	1-800-Flowers.com, Inc. *	$482,664

	IRON/STEEL - 1.9%
25,200	United States Steel Corp.	614,880

	MEDIA - 2.1%
22,000	Sinclair Braodcast Group, Inc.	691,020

	OFFICE/BUSINESS EQUIPMENT - 2.1%
29,000	Pitney Bowes, Inc.	676,280

	OIL & GAS SERVICES - 3.1%
97,100	ION Geophysical Corp. *	210,707
147,700	Pioneer Energy Services Corp. *	800,534
		1,011,241
	PACKAGING & CONTAINERS - 1.9%
26,600	Owens-Illinois, Inc. *	620,312

	REAL ESTATE - 2.9%
51,586	St. Joe Co. *	957,436

	RETAIL - 4.4%
31,700	Cash America International, Inc.	738,610
10,700	Outerwall, Inc.	707,484
		1,446,094
	SHIPBUILDING - 2.8%
6,700	Huntington Ingalls Industries, Inc.	939,005

	TELECOMMUNICATIONS - 2.6%
34,500	NeuStar, Inc.	849,390

	TOTAL COMMON STOCKS (Cost $31,021,643)	32,954,708

	SHORT-TERM INVESTMENT - 0.1%
29,034	Fidelity Institutional Money Market Portfolio - Institutional Class, 0.08%**	29,034

	TOTAL SHORT-TERM INVESTMENT (Cost $29,034)
	TOTAL INVESTMENTS IN SECURITIES - 100.3% (Cost $31,050,677) (a)	$32,983,742
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3) %	(94,086)
	TOTAL NET ASSETS - 100.0%	$32,889,656

* Non-Income producing security.
** Interest rate reflects seven-day effective yield on March 31, 2015.
(a) Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $31,160,210 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$3,246,338
Unrealized depreciation	(1,422,806)
Net unrealized appreciation	$1,823,532

See accompanying notes to financial statements.

Empiric 2500 Fund

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

March 31, 2015

ASSETS
Investment securities:
At cost	$31,050,677
At value	$32,983,742
Dividends and interest receivable	7,916
Receivable for Fund shares sold	5,020
Prepaid expenses and other assets	5,723
TOTAL ASSETS	33,002,401
LIABILITIES
Payable for Fund shares repurchased	34,580
Distribution (12b-1) fees payable	43,905
Investment advisory fees payable	11,694
Fees payable to other affiliates	3,500
Accrued expenses and other liabilities	19,066
TOTAL LIABILITIES	112,745
NET ASSETS	$32,889,656
Composition of Net Assets:
Paid in capital	$30,344,907
Undistributed net investment income	201,027
Accumulated net realized gain from security transactions	410,657
Net unrealized appreciation on investments	1,933,065
NET ASSETS	$32,889,656
Net Asset Value Per Share:
Class A Shares:
Net Assets	$30,782,072
Shares of beneficial interest outstanding (a)	887,212
Net asset value (Net Assets ÷ Shares Outstanding)
and redemption price per share (b)	$34.70
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%)	$36.82
Class C Shares:
Net Assets	$2,107,584
Shares of beneficial interest outstanding (a)	65,563
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share	$32.15

(a)	Unlimited number of shares of benficial interest authorized, no par value.

(b)
Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 12 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

See accompanying notes to financial statements.

Empiric 2500 Fund

STATEMENT OF OPERATIONS (Unaudited)

For the Six Months Ended March 31, 2015

INVESTMENT INCOME
Dividends	$536,166
Interest	103
TOTAL INVESTMENT INCOME	536,269

EXPENSES
Investment advisory fees	174,579
Distribution (12b-1) fees:
Class A	41,015
Class C	10,520
MFund service fees	19,951
Professional fees	14,563
Printing and postage expenses	14,225
Administration fees	13,650
Non 12b-1 shareholder servicing fees	7,624
Compliance officer fees	6,397
Transfer agent fees	3,640
Custodian fees	3,560
Registration fees	3,491
Trustees fees and expenses	2,282
Insurance expense	1,820
Other expenses	1,935
TOTAL EXPENSES	319,252
Plus: Expense Recaptured	17,490
NET EXPENSES	336,742
NET INVESTMENT INCOME	199,527

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investments	521,734
Net change in unrealized appreciation on investments	2,283,763

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	2,805,497

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,005,024

See accompanying notes to financial statements.

Empiric 2500 Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the
	Six Months Ended	For the
	March 31, 2015	Year Ended
	(Unaudited)	September 30, 2014
FROM OPERATIONS
Net investment income (loss)	$199,527	$(296,689)
Net realized gain from investments	521,734	7,703,110
Net change in unrealized appreciation (depreciation) on investments	2,283,763	(1,841,139)
Net increase in net assets resulting from operations	3,005,024	5,565,282

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	(3,856,106)	(3,441,212)
Class C	(252,180)	(260,569)
Net decrease in net assets from distributions to shareholders	(4,108,286)	(3,701,781)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	3,184,716	2,753,246
Class C	21,626	117,827
Net asset value of shares issued in reinvestment of distributions:
Class A	3,771,057	3,377,867
Class C	214,002	220,090
Payments for shares redeemed:
Class A	(8,691,385)	(7,075,756)
Class C	(209,303)	(603,749)
Net decrease in net assets from shares of beneficial interest	(1,709,287)	(1,210,474)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,812,549)	653,027

NET ASSETS
Beginning of Period	35,702,205	35,049,178
End of Period *	$32,889,656	$35,702,205
*Includes undistributed net investment income of:	$201,027	$1,500

See accompanying notes to financial statements.

Empiric 2500 Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the
	Six Months Ended	For the
	March 31, 2015	Year Ended
	(Unaudited)	September 30, 2014
SHARE ACTIVITY
Class A:
Shares Sold	93,263	77,374
Shares Reinvested	111,044	97,824
Shares Redeemed	(253,231)	(198,087)
Net decrease in shares of beneficial interest outstanding	(48,924)	(22,889)

Class C:
Shares Sold	655	3,523
Shares Reinvested	6,789	6,755
Shares Redeemed	(6,267)	(18,002)
Net increase (decrease) in shares of beneficial interest outstanding	1,177	(7,724)

See accompanying notes to financial statements.

Empiric 2500 Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Periods Presented

	Class A
	Six Months Ended March 31, 2015 (Unaudited)
			Year		Year		Year		Year	Year
			Ended		Ended		Ended		Ended	Ended
			September 30, 2014		September 30, 2013		September 30, 2012		September 30, 2011	September 30, 2010
Net asset value, beginning of year	$35.83		$34.11		$27.73		$22.92		$24.14	$25.24
Activity from investment operations:
Net investment gain (loss)	0.21	(1)	(0.26	) (1)	(0.10	) (1)	(0.20)		(0.30)	(0.26)
Net realized and unrealized
gain (loss) on investments	2.87		5.59		6.48		5.01		(0.92)	(0.84)
Total from investment operations	3.08		5.33		6.38		4.81		(1.22)	(1.10)
Less distributions from:
Net realized gains	(4.21)		(3.61)		–-		–		–	–
Total distributions	(4.21)		(3.61)		–		–		–	–
Net asset value, end of year	$34.70		$35.83		$34.11		$27.73		$22.92	$24.14
Total return (2)	8.86	% (9)	16.02%		23.0	% (3)	21.0	% (4)	(5.1)%	(4.3)%
Net assets, at end of year (000s)	$30,782		$33,539		$32,712		$31,872		$33,438	$41,168
Ratio of gross expenses to average
net assets (5)(7)	1.68	% (10)	1.78%		1.95%		1.76%		1.75%	1.73%
Ratio of net expenses to average net assets
after reimbursement or recapture (7)	1.78	% (6)(10)	1.78	% (6)	1.90	% (6)	1.76%		1.75%	1.73%
Ratio of net investment income (loss)
to average net assets (7)(8)	1.19	% (10)	(0.73)%		(0.33)%		(0.70)%		(0.98)%	(1.00)%
Portfolio Turnover Rate	75	% (9)	622%		789%		540%		352%	169%

(1)	Per share amounts calculated using the average shares method.
(2)
Total return in the above table represents the rate that the investor would have earned or lost on an investment on the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the Advisor not waived a portion of the Fund’s expenses for the year ended September 30, 2013, total return would have been lower.

(3)	Includes increase from payment made by the Advisor of 0.1% related to the trading errors reimbursement. Without these transactions, total return would have been 22.9%.
(4)	Includes increase from payment made by the Advisor of 0.1% related to the trading errors reimbursement. Without these transactions, total return would have been 20.9%.
(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(6)	Effective February 1, 2013, the Advisor has agreed to reimburse expenses in order to cap the Class A shares expenses. Please refer to Note 3 in the Notes to Financial Statements for further details.
(7)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(8)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(9)	Not Annualized.
(10)	Annualized.

See accompanying notes to financial statements.

Empiric 2500 Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Periods Presented

	Class C
	Six Months Ended March 31, 2015 (Unaudited)
			Year		Year		Year		Year	Year
			Ended		Ended		Ended		Ended	Ended
			September 30, 2014		September 30, 2013		September 30, 2012		September 30, 2011	September 30, 2010
Net asset value, beginning of year	$33.60		$32.42		$26.55		$22.11		$23.46	$24.72
Activity from investment operations:
Net investment gain (loss)	0.07	(1)	(0.50	) (1)	(0.31	) (1)	(0.40)		(0.46)	(0.32)
Net realized and unrealized
gain (loss) on investments	2.69		5.29		6.18		4.84		(0.89)	(0.94)
Total from investment operations	2.76		4.79		5.87		4.44		(1.35)	(1.26)
Less distributions from:
Net realized gains	(4.21)		(3.61)		–-		–		–	–
Total distributions	(4.21)		(3.61)		–		–		–	–
Net asset value, end of year	$32.15		$33.60		$32.42		$26.55		$22.11	$23.46
Total return (2)	8.47	% (9)	15.12%		22.1	% (3)	20.1	% (4)	(5.8)%	(5.1)%
Net assets, at end of year (000s)	$2,108		$2,164		$2,338		$2,179		$2,239	$2,337
Ratio of gross expenses to average
net assets (5)(7)	2.43	% (10)	2.53%		2.70%		2.51%		2.50%	2.48%
Ratio of net expenses to average net assets
after reimbursement or recapture (7)	2.53	% (6)(10)	2.53	% (6)	2.65	% (6)	2.51%		2.50%	2.48%
Ratio of net investment income (loss)
to average net assets (7)(8)	0.44	% (10)	(1.47)%		(1.08)%		(1.45)%		(1.73)%	(1.79)%
Portfolio Turnover Rate	75	% (9)	622%		789%		540%		352%	169%

(1)	Per share amounts calculated using the average shares method.
(2)
Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the Advisor not waived a portion of the Fund’s expenses for the year ended September 30, 2013, total return would have been lower.

(3)	Includes increase from payment made by the Advisor of 0.1% related to the trading errors reimbursement. Without these transactions, total return would have been 22.0%.
(4)	Includes increase from payment made by the Advisor of 0.1% related to the trading errors reimbursement. Without these transactions, total return would have been 20.0%.
(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(6)	Effective February 1, 2013, the Advisor has agreed to reimburse expenses in order to cap the Class C shares expenses. Please refer to Note 3 in the Notes to Financial Statements for further details.
(7)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(8)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(9)	Not Annualized
(10)	Annualized.

See accompanying notes to financial statements.

Empiric 2500 Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

March 31, 2015

(1)           ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

               Mutual Fund Series Trust (“the Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). These financial statements include the following series: Empiric 2500 Fund, formerly the Empiric Core Equity Fund, (the “Fund”). The Trust currently consists of thirty-nine series. The Fund is a separate diversified series of the Trust. Empiric Advisors, Inc. (the “Advisor”), acts as the investment advisor to the Fund. The Fund’s investment objective is capital appreciation.

               The Fund offers two classes of shares: Class A and Class C shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Fund acquired all of the assets and liabilities of the Empiric Core Equity Fund (“Predecessor Fund”), a series of the Empire Funds, Inc., in a tax-free reorganization on April 5, 2013.

          The following is a summary of significant accounting policies consistently followed by the Fund and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

          a)           Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Fund may invest in portfolios of open-end or closed-end investment companies and exchange traded funds (the “underlying funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies and exchange traded funds, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or exchange traded fund purchased by the Fund will not change. Short- term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided such valuations represent fair value.

          In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at “fair value” as determined in good faith by the Fund’s Board, pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

          The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

          The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are

Empiric 2500 Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

March 31, 2015

less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

          The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2015:

Assets		Level 2
		(Other Significant
Security	Level 1	Observable
Classifications (a)	(Quoted Prices)	Inputs)	Level 3	Totals
Common Stocks	$32,954,708	$–	$–	$32,954,708
Short-Term Investment	29,034	–-	–	29,034
Total	$32,983,742	$–	$–	$32,983,742

(a) As of and during the six months ended March 31, 2015, the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable. There were no transfers into and out of any Level during the current period presented. It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period. Refer to the Schedule of Investments for industry classification.

          b)           Federal Income Tax - The Fund has qualified and intends to continue to qualify as a regulated investment company and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provisions are required.

          As of and during the six months ended March 31, 2015 the Fund did not have a liability for any unrecognized tax expense. The Fund recognizes interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations. As of March 31, 2015, the Fund did not incur any interest or penalties. As required, management has analyzed the Fund’s tax positions taken on returns filed for open tax years (years ended September 30, 2012, September 30, 2013, and September 30, 2014) or expected to be taken in the Fund’s 2015 tax returns. The tax filings are open for examination by applicable taxing authorities, U.S. Federal, Nebraska, and foreign jurisdictions. No examination of the Fund’s tax returns are presently in progress.

           c)           Distribution to Shareholders - Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date and are distributed on an annual basis.

          d)           Multiple Class Allocations - Income, non-class specific expenses and realized or unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan. Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

          e)           Other - Investment and shareholder transactions are recorded on trade date. Interest income is recognized on an accrual basis. Discounts and premiums on debt securities are amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

          f)           Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Empiric 2500 Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

March 31, 2015

          g)           Commitments and Contingencies - In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

          h)           Sales charges (loads) - A maximum sales charge of 5.75% is imposed on Class A shares of the Fund. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). Prior to November 1, 2013, investments in Class C shares were subject to a CDSC of 1.00% in the event of certain redemptions within one year following purchase. The respective shareholders pay such CDSC charges, which are not an expense of the Fund. For the six months ended March 31, 2015, there were no CDSC fees paid.

(2) INVESTMENT TRANSACTIONS

           For the six months ended March 31, 2015, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Fund were as follows:

Purchases	Sales
$31,459,719	$26,376,214

(3)        MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

           The Fund has an investment advisory agreement (“Advisor Agreement”) with the Advisor, Empiric Advisors, Inc., pursuant to which the Advisor receives a fee, computed daily, at an annual rate of 1.00% of the average daily net assets, such fee to be computed daily based upon daily average net assets of the Fund. The Advisor pays expenses incurred by it in connection with acting as investment manager to the Fund other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Fund and certain other expenses paid by the Fund (as detailed in the Advisor Agreement). The Advisor pays for all employees, office space and facilities required by it to provide services under the Advisor Agreement, with the exception of specific items of expense (as detailed in the Advisor Agreement). For the six months ended March 31, 2015, investment advisory fees of $174,579 were incurred by the Fund.

           Effective February 1, 2013, the Advisor has contractually agreed to reduce its management fee and/or reimburse the Fund so that the Fund’s total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short and liquidity program fees), taxes, 12b-1 fees, acquired fund fees and expenses, and extraordinary expenses, do not exceed 1.73% of the Fund’s average daily net assets through January 31, 2016. This expense cap may not be terminated prior to this date except by the Board. Expenses reimbursed and/or fees reduced by the Advisor may be recouped by the Advisor for a period of three fiscal years following the fiscal year during which such reimbursement or reduction was made if such recoupment can be achieved within the foregoing expense limit.

           The Trust has entered into a Management Services Agreement with MFund Services, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and administration services. For MFund’s services to the Fund, the Fund pays MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the six months ended March 31, 2015, the Fund incurred $19,951 for such fees.

           A Trustee and Officer of the Trust is also the controlling member of MFund and Catalyst Capital Advisors LLC (an investment advisor to other series of the Trust), and is not paid any fees directly by the Trust for serving in such capacities.

 Interactive Brokers acted as the broker of record on executions of purchases and sales of the Fund’s portfolio investments. For those services, Interactive Brokers received $47,817 in brokerage commissions from the Fund for the six months ended March 31, 2015. Certain Officers and/or employees of the Manager have an affiliation with Interactive Brokers.

           Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Fund pursuant to agreements with the Trust, for which it receives from the Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Empiric 2500 Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

March 31, 2015

          An Officer of the Trust is also an employee of GFS, and is not paid any fees directly by the Trust for serving in such capacity.

          Trustees who are not “interested persons” as that term is defined in the 1940 Act, will be paid a quarterly retainer of $350 and will receive, at the discretion of the Chairman, $500 per Valuation Committee meeting attended, $500 per special telephonic board meeting attended and $2,000 per special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the Funds of the Trust in which the meeting relates. The Chairman of the Trust’s Audit Committee receives an additional fee of $400 per fund in the Trust per year. The fees paid to the Trustees are paid in Fund shares. The “interested persons” of the Trust receive no compensation from the Fund. The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

           The Trust has adopted a Distribution Plan pursuant to Rule 12b-1(the “Plan”), under the 1940 Act for Class A shares and Class C shares, that allows the Fund to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. Class A shares are currently paying 0.25% per annum of 12b-1 fees. Class C shares are currently paying 1.00% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Fund and its shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and the Advisor for distribution related expenses.

          For the six months ended March 31, 2015, Interactive Brokers, an affiliated broker, received $147 in underwriter commissions from the sale of shares of the Empiric 2500 Fund.

(4)      TAX COMPONENTS OF CAPITAL

          The tax character of Fund distributions paid for the year ended September 30, 2014 was as follows:

Fiscal Year Ended
September 30, 2014
Ordinary Income	$3,700,038
Long-Term Capital Gain	1,743
$3,701,781

 There were no distributions for the year ended September 30, 2013.

 As of September 30, 2014, the components of undistributed earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Accumulated Income	Undistributed Long-Term Gains	Capital Loss Carry Forwards	Other Book/Tax Differences	Post October Loss and Late Year Loss	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficits )
$3,628,996	$479,246	$—	$—	$—	$(460,231)	$3,648,011

           The difference between book basis and tax basis undistributed net investment income, accumulated net realized gains, and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales and adjustments for publicly traded partnerships.

           Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses and return of capital distributions from corporations, resulted in reclassification for the year ended September 30, 2014 as follows:

Undistributed	Accumulated
Net Investment	Net Realized
Income (Loss)	Gains (Loss)
$298,189	$(298,189)

Empiric 2500 Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

March 31, 2015

(5)       BENEFICIAL OWNERSHIP

          The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of March 31, 2015, Charles Schwab & Co., Inc. held 30.8% of the voting securities of the Fund, for the sole benefit of customers and may be deemed to control the Fund.

(6)       SUBSEQUENT EVENTS

           Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Empiric 2500 Fund

EXPENSE EXAMPLES (Unaudited)

March 31, 2015

As a shareholder of the Empiric 2500 Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Empiric 2500 Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2014 through March 31, 2015.

Actual Expenses

The “Actual” Expenses line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	10/1/14	3/31/15	10/1/14 – 3/31/15	10/1/14 – 3/31/15
Class A	$1,000.00	$1,088.60	$9.25	1.78%
Class C	1,000.00	1,084.70	13.14	2.53

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	10/1/14	3/31/15	10/1/14 – 3/31/15	10/1/14 – 3/31/14
Class A	$1,000.00	$1,016.07	$8.93	1.78%
Class C	1,000.00	1,012.33	12.68	2.53

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).
**Annualized.

Empiric 2500 Fund

Additional Information (Unaudited)

March 31, 2015

            Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Advisor Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

            The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

           A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-839-7424; and on the Commission’s website at http://www.sec.gov.

           Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-839-7424; and on the Commission’s website at http://www.sec.gov.

Consideration and Approval of Management Agreement with Empiric Advisors

           The Board deliberated the approval of the Management Agreement between Empiric Advisors (“Empiric”) and the Trust on behalf of the Empiric Core Equity Fund (“Empiric Fund”). A Trustee referred the Board to the information contained in the Board meeting materials regarding the Empiric Fund. He stated that it is being proposed that the Empiric Core Equity Fund, a series of Empiric Funds, Inc. (the “Existing Fund”), reorganize as a series of the Trust. The Trustees discussed the proposed Management Agreement, noting that the Agreement was identical in all material respects to the advisory agreements for the other series of the Trust with the exception of the proposed fees.

           In connection with their deliberations regarding approval of the Management Agreement with Empiric with respect to the Empiric Fund, the Trustees reviewed a report prepared by Empiric setting forth, and Empiric’s responses to, a series of questions regarding, among other things, the adviser’s past investment performance, Empiric proposed services to the Empiric Fund, comparative information regarding the Empiric Fund’s proposed fees and expenses, and the adviser’s anticipated profitability from managing the Empiric Fund (“Empiric 15(c) Response”). The Trustees noted that Empiric will receive some benefits from the 12b-1 fees, soft dollar payments and executing certain trades through its affiliated broker-dealer. The Trustees then discussed the implications of an advisor executing trades through an affiliated broker-dealer.

           Because the Empiric Fund had not yet commenced operations, the Trustees could not consider the investment performance of the Empiric Fund. However, as to the investment performance of Empiric, the Board considered the performance of the Existing Fund relative to the S&P 500 Index for the one-year, five-year, ten-year and since inceptions periods ended September 20, 2012 provided in the Empiric 15c Response. The Board noted that the Existing Fund’s returns lagged those of the Index for the one-year and five-year periods but exceeded the returns of the Index for the ten-year and since inception period. The Board then discussed the good long-term performance of the Existing Fund and noted the explanation provided by the lead portfolio manager earlier in the meeting regarding the Existing Fund’s underperformance for the one-year and five-year periods and Empiric’s belief that its quantitative modeling will result in higher returns with less volatility. After further discussion, the Board determined that Empiric has the potential to deliver favorable returns.

Empiric 2500 Fund

Additional Information (Unaudited)(Continued)

March 31, 2015

           As to Empiric’s business and the qualifications of its personnel, the Board reviewed the Empiric 15c Response and discussed the experience of its investment personnel. The Trustees considered Empiric’s duties under the terms of the Management Agreement and its experience managing the Existing Fund since 1995. Following discussion, the Trustees concluded that they were satisfied with the nature, extent and quality of the services to be provided to the Empiric Fund under the proposed Management Agreement.

           As to the costs of the services to be provided and the profits to be realized by Empiric, the Trustees reviewed Empiric’s estimates of profitability, its financial condition and the financial information provided by Empiric. The Trustees also considered Empiric’s agreement to waive fees and reimburse expense to the extent that the Fund’s total operating expenses exceed certain limits thereafter. Based on their review, the Trustees concluded that they were satisfied that Empiric’s expected level of profitability from its relationship with the Empiric Fund was not excessive.

          As to comparative fees and expenses, the Trustees considered the management fee to be paid by the Empiric Fund and compared that fee to management fees paid by funds in a relevant peer group selected by the adviser and the average of funds in the Morningstar Mid Cap Blend category with less than $200 million in asset under management (“Narrowed Morningstar Category”). The Trustees also compared the estimated expense ratio of the New Fund reported by an officer of the Trust to be estimated at 1.77% with the expense ratios of the funds in the peer group and Narrowed Morningstar Category average. The Trustees noted that the Empiric Fund’s management fee and expense ratio was lower than the average of the peer group but higher than the Narrowed Morningstar Category averages. After further discussion, the Trustees concluded that the New Fund’s proposed management fee was acceptable in light of the active management strategy to be employed and other factors.

           As to economies of scale, the Trustees noted that the Management Agreement does not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees agreed that breakpoints may be an appropriate way for Empiric to share the economies of scale with the Empiric Fund and its shareholders if the Empiric Fund experiences a substantial growth in assets. The Trustees concluded that the absence of breakpoints was acceptable under the circumstances, including the expense caps, the current size of the Fund, and the fact that the Fund is unlikely to experience significant growth in the next two years to warrant a breakpoint.

           As a result of their deliberations, the Trustees, including the Independent Trustees, unanimously determined that approval of the Management Agreement was in the best interests of the Empiric Fund’s shareholders.

PRIVACY NOTICE

MUTUAL FUND SERIES TRUST

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depends on the product or service that you have with us. This information can include:
	•	Social Security number and wire transfer instructions
	•	account transactions and transaction history
	•	investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your	Does Mutual Fund Series	Can you limit this
personal information:	Trust share information?	sharing?
For our everyday business purposes
- such as to process your transactions,
maintain your account(s), respond to	YES	NO
court orders and legal investigations,
or report to credit bureaus.
For our marketing purposes - to	NO
offer our products and services to you.		We don’t share
For joint marketing with other	NO	We don’t share
financial companies.
For our affiliates’ everyday
business purposes - information	NO	We don’t share
about your transactions and records.
For our affiliates’ everyday
business purposes - information	NO	We don’t share
about your credit worthiness.
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS? Call 1-866-447-4228

PRIVACY NOTICE

MUTUAL FUND SERIES TRUST

What we do:
How does Mutual Fund Series Trust protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

We collect your personal information, for example, when you
How does Mutual Fund Series Trust
collect my personal information?	•	open an account or deposit money
	•	direct us to buy securities or direct us to sell your securities
	•	seek advice about your investments
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies
Federal law gives you the right to limit only:
Why can’t I limit all sharing?
	•	sharing for affiliates’ everyday business purposes
information about your creditworthiness.
	•	affiliates from using your information to market to you.
	•	sharing for non-affiliates to market to you.
State laws and individual companies may give you additional rights to limit sharing

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.

	•	Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies.

	•	Mutual Fund Series Trust does not share with non-affiliates
so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

	•	Mutual Fund Series Trust does not jointly market.

This Page Intentionally Left Blank.

Mutual Fund Series Trust
17605 Wright Street
Omaha, NE 68130

ADVISOR
Empiric Advisors, Inc.
 500 N. Capital of Texas Highway
Building 8, Suite 150
Austin, TX 78746

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

TRANSFER AGENT
Gemini Fund Services, LLC
17605 Wright Street
Omaha, NE 68130

DISTRIBUTOR
Northern Lights Distributors, LLC
17605 Wright Street
Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street
26thFloor
Philadelphia, PA 19103

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
The Huntington National Bank
7 Easton Oval
Columbus, OH 43219

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 9. Submission of Matters to a Vote of Security Holder. None.

ITEM 10. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS

(1)	Code of Ethics not applicable.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
President,
Date: June 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
President
Date: June 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Treasurer
Date: June 4, 2015